Goodwill	12 Months Ended
Dec. 31, 2012
Goodwill And Intangible Assets Disclosure [Abstract]
Goodwill

(6) GOODWILL

Substantially all of PHI’s $1.4 billion goodwill balance as of December 31, 2012 and 2011 was generated by Pepco’s acquisition of Conectiv in 2002 and is allocated entirely to the Power Delivery reporting unit based on the aggregation of its regulated public utility company components for purposes of assessing impairment under FASB guidance on goodwill and other intangibles (ASC 350). PHI’s annual impairment test as of November 1, 2012 indicated that goodwill was not impaired.

In order to estimate the fair value of its Power Delivery reporting unit, PHI uses two valuation techniques: an income approach and a market approach. The income approach estimates fair value based on a discounted cash flow analysis using estimated future cash flows and a terminal value that is consistent with Power Delivery’s long-term view of the business. This approach uses a discount rate based on the estimated weighted average cost of capital (WACC) for the Power Delivery reporting unit. PHI determines the estimated WACC by considering market-based information for the cost of equity and cost of debt that is appropriate for Power Delivery as of the measurement date. The market approach estimates fair value based on a multiple of earnings before interest, taxes, depreciation, and amortization (EBITDA) that management believes is consistent with EBITDA multiples for comparable utilities. PHI has consistently used this valuation framework to estimate the fair value of Power Delivery.

The estimation of fair value is dependent on a number of factors that are derived from the Power Delivery reporting unit’s business forecast, including but not limited to interest rates, growth assumptions, returns on rate base, operating and capital expenditure requirements, and other factors, changes in which could materially affect the results of impairment testing. Assumptions used in the models were consistent with historical experience, including assumptions concerning the recovery of operating costs and capital expenditures. Sensitive, interrelated and uncertain variables that could decrease the estimated fair value of the Power Delivery reporting unit include utility sector market performance, sustained adverse business conditions, changes in forecasted revenues, higher operating and maintenance capital expenditure requirements, a significant increase in the cost of capital and other factors.

In addition to estimating the fair value of its Power Delivery reporting unit, PHI estimated the fair value of its other reporting units (Pepco Energy Services and Other Non-Regulated) at November 1, 2012. The sum of the fair value of all reporting units was reconciled to PHI’s market capitalization at November 1, 2012 to corroborate estimates of the fair value of its reporting units. The sum of the estimated fair values of all reporting units exceeded the market capitalization of PHI at November 1, 2012. PHI believes that the excess of the estimated fair value of PHI’s reporting units as compared to PHI’s market capitalization reflects a control premium that is reasonable when compared to control premiums observed in historical acquisitions in the utility industry and giving consideration to the current economic environment.

PHI’s gross amount of goodwill, accumulated impairment losses and carrying amount of goodwill for the years ended December 31, 2012 and 2011 were as follows:

	2012			2011
	Gross Amount	Accumulated Impairment Losses	Carrying Amount	Gross Amount	Accumulated Impairment Losses	Carrying Amount
	(millions of dollars)
Beginning balance as of January 1	$1,425	$18	$1,407	$1,425	$18	$1,407
Impairment losses	—	—	—	—	—	—

Ending balance as of December 31	$1,425	$18	$1,407	$1,425	$18	$1,407